Diodes Incorporated (DIOD) Plano, TX, USA Investor Relations February 10, 2026 Exhibit 99.3

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the first quarter of 2026, we expect revenue to be approximately $395 million plus or minus 3 percent; we expect GAAP gross margin to be 31.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 26.5 percent of revenue, plus or minus 1 percent; we expect net interest income to be approximately $1.0 million; we expect our income tax rate to be 18.5 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the first quarter are anticipated to be approximately 46.4 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on February 10, 2026, titled, “Diodes Incorporated Reports Fourth Quarter Fiscal 2025 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Gary Yu President and CEO Experience: Diodes Incorporated, since 2008 Chief Operating Officer Senior Vice President, Business Groups President, Asia Pacific Region General Manager, Shanghai Wafer Fabrication and BCD Business Unit Vice President of Asia Pacific Sales Manager, Sensor and Satellite Business Unit Lite-On Semiconductor Corporation Vice President, Worldwide Sales Texas Instruments IT, Finance and Capacity Planning Education: MBA – University of Dallas Master’s Degree in Telecommunication Engineering, Southern Methodist University Bachelor's Degree in MIS, Fu-Jen University, Taiwan Management Representative

Company Representative Experience: Head of Corporate Marketing, Diodes Incorporated Head of Corporate Marketing, Pericom Semiconductor Vice President, Marketing, CA Technologies (Broadcom) Director, Global Marketing Strategy, EMC (Dell Technologies) Director, Marketing, Zarlink Semiconductor (Microchip) Marketing Management positions at Cisco and National Semiconductor (TI) Education: MBA, Marketing/Entrepreneurship, Saint Mary's College of California BS in Electrical and Computer Engineering, UC Santa Barbara Gurmeet Dhaliwal VP, Corporate Marketing & Investor Relations

About Diodes Incorporated Diodes delivers analog and power solutions through its high-quality semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets. 67 Years in business 34 Consecutive years of profitability ~8000 Number of employees 1.48Bn Annual Revenue >45Bn >28K Number of products (SKU) shipped >50K Number of customers 42% of product revenue from automotive/industrial Stock Symbol Number of units shipped DIOD FY 2025 Vision: Inspire future technology through leading semiconductor solutions Our Core Values: Integrity, Commitment, Innovation

Global Operations and World-Class Manufacturing Headquartered in Plano, TX Manufacturing in US, UK, Germany, China, and Taiwan ISO 9001:2015 Certified / IATF 16949:2016 Certified ISO 14001:2015 Certified Key Acquisitions 2006 2006 2012 2015 2008 2013 2019 2020 2022 Anachip Corporation Taiwan Advanced Power Devices Zetex Semiconductors Power Analog Microelectronics BCD Semiconductor Pericom Semiconductor TI’s Greenock fab (GFAB) Lite-On Semiconductor Onsemi‘s fab (SPFAB) 2024 Fortemedia Investing for the Future

Wuxi, China Shanghai, China Chongli, Taiwan Hsinchu, Taiwan Taipei, Taiwan Munich, Germany Neuhaus, Germany Plano, Texas Milpitas, California Greenock, UK Chengdu, China Logistics Hub and Warehouses Oldham, UK Key: Headquarters Wafer Fab Assembly/Test Design/Sales/Marketing South, Portland, Maine Tokyo, Japan Seongnam-si, South Korea Bratislava, Slovakia Singapore Global Organization

Our commitment to a sustainable and profitable business is built around ESG. Please refer to Governance and Oversight for additional details.  Social (S) Governance (G) Environment (E) Climate Change Natural Resources Pollution & Waste Biodiversity Strategy & Oversight Risks Management Business Continuity Accountability & Transparency Supply Chain Product Integrity Human Capital Community Our Sustainability Commitment

$Billion Financial Targets Goal 1: $1B Market Cap - 2010 Goal 2: $1B Revenue- 2017 Goal 3: $2.5B Revenue $1B Gross Profit (40% GM) Goal 4: $1B Profit Before Tax 3-Year Targets (2028): $2B Revenue Gross Profit: $700M Gross Margin: 35%+ Non-GAAP EPS: $4.00+

Profitability Growth Track Record of Continued Performance Annual Revenue Gross Profit ($ in millions) ($ in millions) CAGR: 10% (2005 – 2025) CAGR: 10% (2005 - 2025) 13%

Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems, industrial automation, medical, energy management, smart buildings Computing AI data center including AI server, storage, and edge AI Consumer IoT: wearables, home automation, home appliances, and charging solutions Communications Smart phones, telecom, enterprise networking, smart infrastructure including space-based connectivity 58% of revenue 42% of revenue (Q4 2025) (Q4 2025) Targeted Market Segments

Example: Embedded System Applications Total Solutions Provider

Connected Driving ADAS (Advanced Driver Assistance Systems) Telematics Infotainment Systems Comfort, Style, and Safety Lighting Migration to LED and intelligent illumination BLDC motor / fan control Migration from Brushed to Brushless DC Motors Electrification/Powertrain Conventional Powertrain  Hybrid  Electrification Battery management Move to 48V battery Focus Applications: Automotive Revenue Growth Year 2013 – 2025 CAGR: 22% Year Automotive - % of Total Product Revenue Automotive Applications Driving Growth

Automotive Potential Revenue $ / Car Automotive Motor Control $56.00 Connected Driving (Infotainment, Telematics & ADAS) $100.00 Powertrain, Electrification & Body Control Electronics $60.00 Lighting – Moving to LED $23.00 Total $239.00 $ Content / Car Year Automotive Opportunity

Automotive USB Ports – PD Charging and Displays

14





VBAT
Reverse Polarity Protection
TVS
Power Management
DC-DC
LDO
Xtal
USB Host /Soc
Communications
ESD
Display Port
Lane 0-3/ AUX_P/N
SSTX/ SSRX
USB Type-C®
USB 3/Alt-DP Switches
DC-DC (Buck) (Buck-boost)
FB
I2C
D+/D-
USB 2 SW/Mux
USB-PD Dual-port Charge controller
OVP VBUS
VBUS1
OVP
D1±
CC1
SBU1
USB 3/Alt-DP ReDriver
OVP
SBU2
CC2
D2±
VBUS2
ESD Protection
VBUS
SBU
D±
CC
SSTX/ SSRX
USB Type-C®
GND GND
RX1+ TX1+
RX1- TX1-
VBUS VBUS
SBU2 CC1
D- D+
D+ D-
CC2 SBU1
VBUS VBUS
TX2- RX2-
TX2+ RX2+
GND GND
USB Type-C® Port 2

Diodes' Key Products	$ / per car
Power Management	$6.20
MOS/BJT	$2.50
Diodes and Rectifiers	$1.00
Timing and Connectivity	$5.00
Total	**$14.70**

USB-C charging is a high-growth application with 2 to 8 ports per vehicle.

- USB PD is an important expansion capability → up to 100W/port → growing to 140+W
- USB-C supports DP over USB and opens the opportunity to share portable equipment screens on an interior display → growing YoY

Diodes provides a USB charging solution for both Power and Data which includes:

- Port Controllers, USB Muxes, Signal Switches, ReDrivers, Xtals, Power Management, and Protection (Powerline and Dataline).

Automotive-compliant* product portfolio growth is expanding the SAM further.

DIODES INCORPORATED | Analog & Power Solutions

Automotive compliant (Q) - AEC-Qualified, in manufacturing sites certified to IATF 16949 supporting PPAP

xEV Automotive High-Voltage DC-DC Conversion xEVs create the need for high-efficiency conversion of high-voltage batteries to lower, safe voltages. Converts high-voltage DC (300V to 900V) to a galvanically isolated 48V or 12V DC rail 48V Battery/Rail creates opportunity for 48V:12V conversion Diodes’ automotive-compliant* product solutions contain: Silicon carbide and silicon MOSFETs, isolated (RobustISO) gate drivers, current monitors, and 80V high-performance buck converters Diodes’ Key Products $ / per car Amplifier and Sensor $0.25 Power Management $1.20 MOS/BJT $21.00 Diodes and Rectifiers $0.15 Total $23.60

Power and Load Management Growth in Industrial Markets Focus on key growing industrial sectors Energy Management Energy efficiency is always the target Diodes supports Isolated products, High voltage DCDC, SiC MOSFETs and Diodes Industrial Automation Driven by moves to AI and robotics Demand for increased operational efficiency Diodes supports Timing and Connectivity, MOSFETs, Protection and Sensing Smart Buildings Energy efficiency and improved security demands Diodes supports LED drivers, MOSFETs, Gate drivers, Signal conditioning

Diodes’ Key Products $ / per unit Microinverter (500W) String Inverter (3kW) MOS $8.40 $17.50 SiC $15.00 $26.20 Power Management $4.80 $9.60 Analog $6.40 $8.00 Total $36.40 $61.30 $ / per kW $69.20 / kW $20.40 / kW Solar inverters are a high-growth segment driven by residential and commercial PV adoption. Diodes provides a system solution for solar inverters including MOSFETs, SiC devices, Gate Drivers, Power Management ICs, and Analog components for sensing and protection. Solar Inverters

Diode’s Solution Advantage Power Management Solutions offer the most efficient power tree to extend battery life and provide clean power rails for sensors and digital processing MOSFET Solutions provide efficient drive of the motors reducing wasted energy with lower temperatures High Performance Interface Solutions offer high-speed sensor data backbone connectivity Precision Timing Solutions generate and distribute low noise, high frequency digital clock signals to AI Processors and data busses Diodes’ Key Products $ / Bot Amplifiers and Sensors $2.00 Power Management $3.50 MOSFET / BJT $9.50 Diodes and Rectifiers $1.00 Timing and Connectivity $10.00 Total $26.00 MCU 3-ph Gate drivers Power Tree Current Sensor 48V Power MOS 3 Phase Bionic Joint Motor Industrial – Humanoid Robot / Cobot High Degree of Freedom Motor Drive AI edge controller Timing distribution

Focused on power management solutions, timing tree, and connectivity Power management solutions: LDOs, DCDC, SBR, MOSFET and TVS for power management and protection Timing solutions to support increasing clocking speeds and challenge jitter requirement Connectivity for PCIe, CXL, SAS, SATA, USB ReDriver for improving signal integrity MUX/DeMUX for flexibility and saving pin counts Packet switches for accelerating AI computing AI Data Center Enables Scalable AI Services

AI Server Motherboard + AI Accelerator + NIC Server Platform Solution: Broad portfolio in power management – analog and discrete Complete timing solutions, from crystals, Oscillators, clock generators and clock buffers, meet jitter performance of PCIe Gen7 Improve signal integrity and flexibility Diodes’ Key Products $ / Box Analog $7.00 Power Management $8.00 MOS/BJT $14.3 Timing and Connectivity $73.7 Total* $103.00 * 14% increase from last year

Consumer: IoT Driving Power & Connectivity Requirements Diodes’ Key Products $ / Box Analog >$0.20 Power Management >$1.30 MOS/BJT >$10.00 Diodes and Rectifiers >$5.00 Timing and Connectivity $3.50 Total $20.00 Lifestyle Wearables Consumer & Home Asset Tracking Security & Surveillance Retail Growth Opportunities: Power LED drivers Xtals and clocks Packet switches

Focus Applications: Cloud Computing Data Center Network Switches Gateways Internet gateways Fiber networks Space-Based Connectivity Core Networks, Cell Stations Small cells Base stations Edge computing servers Smart antennas Fiber networks End Products Portables: smartphones, tablets Smart cars Consumer: VR/AR/MR, drones, IoT Telecom: 5G CPEs Embedded / industrial Communications: AI Driven Networks

Data Center Network Switch Diodes’ Key Products $ / Box Analog and Power Management $17.00 Discrete $5.00 Timing and Connectivity $50.00 Total $72.00 Network Switch Solution: Complete timing solutions, from crystals, Oscillators, clock generators and clock buffers, to support every need of a timing tree PCIe packet switches provide extension of the interface wit intelligence Analog and Discrete solution provide power management and protection in both power and data lines

Complete Platform Solution: Notebook

Technology Focus

Page 25

Products


DIODES
DIODES

- Packet Switches in AI server I/O port expansion
- eUSB/USB repeaters and Ultra-Low Cj TVS for signal integrity
- High performance MUX and Switch for high bandwidth/capacity storage
- High-voltage 60-100V LDOs, and DCDC for 48V rails
- USB-C / Power Delivery Solutions
- Isolation: Digital isolators and Gate Drivers
- Low-jitter timing solutions and high- speed PCIe packet switches for AI and cloud servers
- Ultra-low power and low-noise LDOs for IoT
- Lowest RDS(ON) LDMOS for battery efficiency
- IntelliFET: self-protected power switches
- Advanced protection: IO and power lines
- 8V to 800V MOSFETs
- SiC Schottky Diodes and SiC MOSFETs for industrial and automotive applications

Wafer Fab

- High-performance 8" MOSFET trench technology
- Advanced Epi bipolar transistor processes
- Proprietary rectifier technology
- Rugged automotive-grade NMOS and PMOS
- Low-power, low-noise SiGe BiCMOS process
- High-voltage, high-power BCD process



Assembly/Test

- Cu Pillar with flip chip on lead frame
- High pin-count BGA, LGA and AQFN packages
- Chip scale packaging with highest current density
- Compact QFN and DFN
- Power density PowerDI
- Small outline packages: down to 400 x 200µm


DIODES
DFN0606-3
DFN0806-3
DFN1006-3
0.6mm
0.4mm
0.5mm
0.6mm
1.0mm

DIODES INCORPORATED | Analog & Power Solutions

Efficient Manufacturing + Superior Processes Assembly and Test China: Shanghai, Chengdu, and Wuxi Taiwan: Chongli Germany: Neuhaus US: South Portland, Maine China: Shanghai and Wuxi Taiwan: Hsinchu UK: Greenock and Oldham Bipolar, BiCMOS, CMOS, and BCD process Global footprint with strong engineering capabilities Wafer Fabs

Revenue Profile for Fourth Quarter 2025 By End Market Computing Consumer Industrial Communications Automotive 17% 13% 28% 22% 20% By Channel Distribution Direct 65% 35% By Region Asia Pacific Europe Americas 78% 12% 10%

Income Statement – Fourth Quarter 2025 ($ in millions, except EPS) 4Q24 3Q25 4Q25 Net sales 339.3 392.2 391.6 Gross profit (GAAP) 110.9 120.5 121.9 Gross profit margin % (GAAP) 32.7% 30.7% 31.1% Net income (GAAP) 8.2 14.3 10.2 Net income (non-GAAP) 12.5 17.2 15.4 Diluted EPS (non-GAAP) 0.27 0.37 0.34 Cash flow from operations 81.8 79.1 38.1 EBITDA (non-GAAP) 40.7 46.6 41.9

Balance Sheet ($ in millions) Dec 31, 2023 Dec 31, 2024 Dec 31, 2025 Cash* 329 322 382 Inventory 390 475 472 Current assets 1,187 1,224 1,257 Total assets 2,368 2,386 2,448 Total debt 62 52 56 Total liabilities 558 517 510 Total equity 1,810 1,869 1,938 * Cash and cash equivalents, restricted cash, and short-term investments

Revenue to be ~$395 million, +/- 3.0% representing 19% growth over the prior year period and a slight increase sequentially at the mid-point, which is significantly better than typical seasonality GAAP gross margin of 31.5%, +/- 1% Non-GAAP operating expenses 26.5% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net interest income of ~$1.0 million Income tax rate to be 18.5%, +/- 3% Shares used to calculate diluted EPS are approximately 46.4 million Amortization of $3.9 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on February 10, 2026 Business Outlook - First Quarter 2026

Investment Summary Vision: Inspire future technology through leading semiconductor solutions. Mission: Deliver profitability growth through advanced analog and power solutions that enable innovation and efficiency across high-growth markets. 3-year Target : $2B revenue and $4+ non-GAAP EPS Strategic Priorities: Total system solutions sales approach and content expansion driving growth Focus on key accounts Increased focus on high-margin automotive, industrial, data center, analog and power solutions Investment for technology leadership in target products, fab processes, and advanced packaging Accelerate fab process and product qualifications